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                                                                EXHIBIT 99.10(F)
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MINNESOTA LIFE                                                                      SUPPLEMENT TO POLICY CHANGE APPLICATION PART 1
                                                                                                          VARIABLE ADJUSTABLE LIFE
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Minnesota Life Insurance Company . Individual Policyowner Services . 400 Robert Street North . St. Paul, Minnesota 55101-2098
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Policyowner's name (Please Print)

ALLOCATIONS TO SUB-ACCOUNTS AND GUARANTEED PRINCIPAL ACCOUNT

[ ] Allocate Net Premiums as indicated in Column A.
[ ] Allocate Single Non-Repeating Premium as indicated in Column B (Note: Billable NRP's use the same allocation as Net Premium).
[ ] Allocate Partial Surrender as indicated in Column C.

     A               B              C
    Net            Single        Partial
  Premium           NRP         Surrender
_____________% _____________% _____________% Growth
_____________% _____________% _____________% Bond
_____________% _____________% _____________% Money Market
_____________% _____________% _____________% Asset Allocation
_____________% _____________% _____________% Mortgage Securities
_____________% _____________% _____________% Index 500
_____________% _____________% _____________% Capital Appreciation
_____________% _____________% _____________% Guaranteed Principal Account
_____________% _____________% _____________% International Stock
_____________% _____________% _____________% Small Company Growth
_____________% _____________% _____________% Value Stock
_____________% _____________% _____________% Small Company Value
_____________% _____________% _____________% Global Bond
_____________% _____________% _____________% Index 400 Mid-Cap
_____________% _____________% _____________% Macro-Cap Value
_____________% _____________% _____________% Micro-Cap Growth
_____________% _____________% _____________% Real Estate Securities
_____________% _____________% _____________% Templeton Dv Mkt/2/
_____________% _____________% _____________% Tem Glbl Asst Cl 2/2/
_____________% _____________% _____________% Janus Asp Cap App/o/
_____________% _____________% _____________% Janus Asp Int Grth/o/
_____________% _____________% _____________% Fidelity VIP Contra/*/
_____________% _____________% _____________% Fidelity VIP Eq-Inc/*/
_____________% _____________% _____________% Fidelity VIP MidCap/*/
_____________% _____________% _____________% Franklin Sm Cap/2/
_____________% _____________% _____________% Credit Suisse Gl PV/1/
_____________% _____________% _____________% Other ______________________________
_____________% _____________% _____________% Other ______________________________

TRANSFER SUB-ACCOUNT CASH VALUES

The cash value to be transferred from each "FROM" sub-account will be allocated to the "TO" sub-accounts according to the dollar amounts or percentages indicated. A minimum of $250 must be transferred from each "FROM" sub-account. Percentages must be in increments of 1%, minimum is 1%, must total 100%. Dollar amounts must be whole dollars. Transfer "FROM" amounts must all be listed in $ amounts; or all in %'s. Indicate $ amounts for "TO" sub-accounts only if transfer "FROM" amounts are also indicated as $ amounts.

 Transfer FROM                                                                     Transfer TO

_____ %   $_____ Growth                                                            ___________________
_____ %   $_____ Bond                                                              ___________________
_____ %   $_____ Money Market                                                      ___________________
_____ %   $_____ Asset Allocation                                                  ___________________
_____ %   $_____ Mortgage Securities                                               ___________________
_____ %   $_____ Index 500                                                         ___________________
_____ %   $_____ Capital Appreciation                                              ___________________
_____ %   $_____ Guaranteed Principal Account                                      ___________________
_____ %   $_____ International Stock                                               ___________________
_____ %   $_____ Small Company Growth                                              ___________________
_____ %   $_____ Value Stock                                                       ___________________
_____ %   $_____ Small Company Value                                               ___________________
_____ %   $_____ Global Bond                                                       ___________________
_____ %   $_____ Index 400 Mid-Cap                                                 ___________________
_____ %   $_____ Macro-Cap Value                                                   ___________________
_____ %   $_____ Micro-Cap Growth                                                  ___________________
_____ %   $_____ Real Estate Securities                                            ___________________
_____ %   $_____ Templeton Dv Mkt/2/                                               ___________________
_____ %   $_____ Tem Glbl Asst Cl 2/2/                                             ___________________
_____ %   $_____ Janus Asp Cap App/o/                                              ___________________
_____ %   $_____ Janus Asp Int Grth/o/                                             ___________________
_____ %   $_____ Fidelity VIP Contra/*/                                            ___________________
_____ %   $_____ Fidelity VIP Eq-Inc/*/                                            ___________________
_____ %   $_____ Fidelity VIP MidCap/*/                                            ___________________
_____ %   $_____ Franklin Sm Cap/2/                                                ___________________
_____ %   $_____ Credit Suisse Gl PV/1/                                            ___________________
_____ %   $_____ Other_______________________________________________              ___________________
_____ %   $_____ Other_______________________________________________              ___________________

1 Invests in Credit Suisse Trust                          2 Invests in Templeton VIP Global Asset Allocation Fund - Class 2
o Invests in Janus Aspen Series Service Shares            * Invests in Fidelity Service Class 2 Shares

F. MHC-48654 Rev. 2-2002
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Policyowner's name (Please Print)

SYSTEMATIC TRANSFER OF SUB-ACCOUNT CASH VALUES

I WISH TO (check all that apply):                           COMPLETE PARTS

[ ] Start a systematic transfer                               (A, B, C, D)
[ ] Change the allocations of my systematic transfer          (A, D)
[ ] Change the frequency of my systematic transfer            (A, C)
[ ] Change the systematic transfer date                       (A, B)
[ ] Cancel the Systematic Transfer                            (A)

PART A: Transfer Start/Change/End Date

[ ] Begin systematic transfer on __________/_________ (month and year)
[ ] Change systematic transfer on __________/_________ (month and year)
[ ] End systematic transfer on __________/_________ (month and year)

PART B: Transfer Date (select one):   [ ] 10th of the month   [ ] 20th of the month

PART C: Transfer Frequency (select one):  [ ] Monthly  [ ] Quarterly  [ ] Semi-annually  [ ] Annually

PART D: Sub-Account Allocation

The cash value to be transferred from each "FROM" sub-account will be allocated to the "TO" sub-accounts according to the percentages or dollar amounts indicated. A minimum of $250 must be transferred from each "FROM" sub-account. Sub-account percentages must be in increments of 1%, minimum is 1%, must total 100%. Dollar amounts must be whole dollars. Transfer "FROM" amounts must all be listed in $ amounts; or all in %'s. Indicate $ amounts for "TO" sub-accounts only if transfer "FROM" amounts are also indicated as $ amounts.


   Transfer FROM:                                                                                  Transfer TO:

  _____ %   $_____ [ ] Growth                                                            [ ]     _____ %   $_____
  _____ %   $_____ [ ] Bond                                                              [ ]     _____ %   $_____
  _____ %   $_____ [ ] Money Market                                                      [ ]     _____ %   $_____
  _____ %   $_____ [ ] Mortgage Securities                                               [ ]     _____ %   $_____
  _____ %   $_____ [ ] Index 500                                                         [ ]     _____ %   $_____
  _____ %   $_____ [ ] Capital Appreciation                                              [ ]     _____ %   $_____
  _____ %   $_____ [ ] Guaranteed Principal Account                                      [ ]     _____ %   $_____
  _____ %   $_____ [ ] International Stock                                               [ ]     _____ %   $_____
  _____ %   $_____ [ ] Small Company Growth                                              [ ]     _____ %   $_____
  _____ %   $_____ [ ] Value Stock                                                       [ ]     _____ %   $_____
  _____ %   $_____ [ ] Small Company Value                                               [ ]     _____ %   $_____
  _____ %   $_____ [ ] Global Bond                                                       [ ]     _____ %   $_____
  _____ %   $_____ [ ] Index 400 Mid-Cap                                                 [ ]     _____ %   $_____
  _____ %   $_____ [ ] Macro-Cap Value                                                   [ ]     _____ %   $_____
  _____ %   $_____ [ ] Micro-Cap Growth                                                  [ ]     _____ %   $_____
  _____ %   $_____ [ ] Real Estate Securities                                            [ ]     _____ %   $_____
  _____ %   $_____ [ ] Templeton Dv Mkt/2/                                               [ ]     _____ %   $_____
  _____ %   $_____ [ ] Tem Glbl Asst Cl 2/2/                                             [ ]     _____ %   $_____
  _____ %   $_____ [ ] Janus Asp Cap App/o/                                              [ ]     _____ %   $_____
  _____ %   $_____ [ ] Janus Asp Int Grth/o/                                             [ ]     _____ %   $_____
  _____ %   $_____ [ ] Fidelity VIP Contra/*/                                            [ ]     _____ %   $_____
  _____ %   $_____ [ ] Fidelity VIP Eq-Inc/*/                                            [ ]     _____ %   $_____
  _____ %   $_____ [ ] Fidelity VIP MidCap/*/                                            [ ]     _____ %   $_____
  _____ %   $_____ [ ] Franklin Sm Cap/2/                                                [ ]     _____ %   $_____
  _____ %   $_____ [ ] Credit Suisse G1 PV/1/                                            [ ]     _____ %   $_____
  _____ %   $_____ [ ] Other_______________________________________________              [ ]     _____ %   $_____
  _____ %   $_____ [ ] Other_______________________________________________              [ ]     _____ %   $_____

1 Invests in Credit Suisse Trust                        2 Invests in Templeton VIP Global Asset Allocation Fund - Class 2
o Invests in Janus Aspen Series Service Shares          * Invests in Fidelity Service Class 2 Shares

                                                     F. MHC-48654-2 Rev. 2-2002
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Policyowner's name (Please Print)

SYSTEMATIC REBALANCING OF SUB-ACCOUNT CASH VALUES

I WISH TO (check all that apply):                           COMPLETE PARTS

[ ] Start systematic rebalancing                              (A, B, C, D)
[ ] Change the allocations of my systematic rebalancing       (A, D)
[ ] Change the frequency of my systematic rebalancing         (A, C)
[ ] Change the systematic rebalance date                      (A, B)
[ ] Cancel the Systematic rebalance                           (A)

PART A: Rebalance Start/Change/End Data

[ ] Begin systematic rebalancing on __________/_________ (month and year)
[ ] Change systematic rebalancing on __________/_________ (month and year)
[ ] End systematic rebalancing on __________/_________ (month and year)

PART B: Rebalance Date (select one):   [ ] 10th of the month   [ ] 20th of the month

PART C: Rebalance Frequency (select one):  [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

PART D: Sub-Account Allocation

REBALANCE SUB-ACCOUNT CASH VALUES

The total cash value of the selected "FROM" sub-accounts will be allocated to the "TO" sub-accounts according to the percentages indicated. The cash values of the selected "FROM" sub-accounts must total at least $250. The "TO" sub-account percentages must be in increments of 1%, minimum is 1%, must total 100%.


   Rebalance FROM:                                                       Rebalance TO:

   [ ] Growth                                                            [ ]     _____ %
   [ ] Bond                                                              [ ]     _____ %
   [ ] Money Market                                                      [ ]     _____ %
   [ ] Mortgage Securities                                               [ ]     _____ %
   [ ] Index 500                                                         [ ]     _____ %
   [ ] Capital Appreciation                                              [ ]     _____ %
   [ ] Guaranteed Principal Account                                      [ ]     _____ %
   [ ] International Stock                                               [ ]     _____ %
   [ ] Small Company Growth                                              [ ]     _____ %
   [ ] Value Stock                                                       [ ]     _____ %
   [ ] Small Company Value                                               [ ]     _____ %
   [ ] Global Bond                                                       [ ]     _____ %
   [ ] Index 400 Mid-Cap                                                 [ ]     _____ %
   [ ] Macro-Cap Value                                                   [ ]     _____ %
   [ ] Micro-Cap Growth                                                  [ ]     _____ %
   [ ] Real Estate Securities                                            [ ]     _____ %
   [ ] Templeton Dv Mkt/2/                                               [ ]     _____ %
   [ ] Tem Glbl Asst Cl 2/2/                                             [ ]     _____ %
   [ ] Janus Asp Cap App/o/                                              [ ]     _____ %
   [ ] Janus Asp Int Grth/o/                                             [ ]     _____ %
   [ ] Fidelity VIP Contra/*/                                            [ ]     _____ %
   [ ] Fidelity VIP Eq-Inc/*/                                            [ ]     _____ %
   [ ] Fidelity VIP MidCap/*/                                            [ ]     _____ %
   [ ] Franklin Sm Cap/2/                                                [ ]     _____ %
   [ ] Credit Suisse G1 PV/1/                                            [ ]     _____ %
   [ ] Other_______________________________________________              [ ]     _____ %
   [ ] Other_______________________________________________              [ ]     _____ %

1 Invests in Credit Suisse Trust                        2 Invests in Templeton VIP Global Asset Allocation Fund - Class 2
o Invests in Janus Aspen Series Service Shares          * Invests in Fidelity Service Class 2 Shares

                                                     F. MHC-48654-2 Rev. 2-2002
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Policyowner's name (Please Print)

REBALANCE SUB-ACCOUNT CASH VALUES

The total cash value of the selected "FROM" sub-accounts will be allocated to the "TO" sub-accounts according to the percentages indicated. The cash value of the selected "FROM" sub-accounts must total at least $250. The "TO" sub-account percentages must be in increments of 1%, minimum is 1%, must total 100%.


   Rebalance FROM:                                                       Rebalance TO:

   [ ] All Subaccounts with cash value
   [ ] Growth                                                            [ ]     _____ %
   [ ] Bond                                                              [ ]     _____ %
   [ ] Money Market                                                      [ ]     _____ %
   [ ] Mortgage Securities                                               [ ]     _____ %
   [ ] Index 500                                                         [ ]     _____ %
   [ ] Capital Appreciation                                              [ ]     _____ %
   [ ] Guaranteed Principal Account                                      [ ]     _____ %
   [ ] International Stock                                               [ ]     _____ %
   [ ] Small Company Growth                                              [ ]     _____ %
   [ ] Value Stock                                                       [ ]     _____ %
   [ ] Small Company Value                                               [ ]     _____ %
   [ ] Global Bond                                                       [ ]     _____ %
   [ ] Index 400 Mid-Cap                                                 [ ]     _____ %
   [ ] Macro-Cap Value                                                   [ ]     _____ %
   [ ] Micro-Cap Growth                                                  [ ]     _____ %
   [ ] Real Estate Securities                                            [ ]     _____ %
   [ ] Templeton Dv Mkt/2/                                               [ ]     _____ %
   [ ] Tem Glbl Asst Cl 2/2/                                             [ ]     _____ %
   [ ] Janus Asp Cap App/o/                                              [ ]     _____ %
   [ ] Janus Asp Int Grth/o/                                             [ ]     _____ %
   [ ] Fidelity VIP Contra/*/                                            [ ]     _____ %
   [ ] Fidelity VIP Eq-Inc/*/                                            [ ]     _____ %
   [ ] Fidelity VIP MidCap/*/                                            [ ]     _____ %
   [ ] Franklin Sm Cap/2/                                                [ ]     _____ %
   [ ] Credit Suisse G1 PV/1/                                            [ ]     _____ %
   [ ] Other_______________________________________________              [ ]     _____ %
   [ ] Other_______________________________________________              [ ]     _____ %

1 Invests in Credit Suisse Trust                        2 Invests in Templeton VIP Global Asset Allocation Fund - Class 2
o Invests in Janus Aspen Series Service Shares          * Invests in Fidelity Service Class 2 Shares

                                                     F. MHC-48654-2 Rev. 2-2002
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Policyowner's name (Please Print)

INVESTMENT SUITABILITY -- TO BE COMPLETED BY POLICYOWNER

NASD rules require inquiry concerning the financial condition of individuals applying for variable policies. The
Policyowner must supply such information so that an informed judgment may be made as to the suitability of the investment for the Policyowner.

1.   Employer____________________________________________________ Address________________________________________________________

     Occupation_____________________________________________________________________________ Years Employed______________________

2.   Are you an employee of Minnesota Life or a subsidiary?                                                      [_] Yes   [_] No

3.   Are you a spouse or dependent child of an employee of Minnesota Life or a subsidiary?                       [_] Yes   [_] No

4.   Are you an employee of a NASD firm?                                                                         [_] Yes   [_] No

5.   Are you of legal age in the state of your mailing address?                                                  [_] Yes   [_] No

6.   Dependents: [_] Spouse      [_] Children      How many?________________________ Ages________________________________________

7.   Approximate: Annual Income $__________________  Assets $__________________  Debt $_______________  Tax Bracket_____________%
     Please indicate spouse's income if it should be considered in determining suitability. $____________________________________

8.   Who will be primarily responsible for paying the premium? __________________________________________________________________

9.   Face amount of life insurance in force $___________________

10.  Asset Breakdown:
     Savings                  $__________________________      Balanced/Total Return Funds   $__________________________
     Insurance Cash Values    $__________________________      Stock Funds                   $__________________________
     Real Estate              $__________________________      Bond Funds                    $__________________________
     Business Interests       $__________________________      Individual Stocks             $__________________________
     Retirement Funds         $__________________________      Individual Bonds              $__________________________
     Other __________________ $__________________________

11.  Ranking of Investment Objectives (Rank 1-5, in order of importance; 1 is "most important")
     _______________ Capital Preservation/Conservative Income          ______________ Growth
     _______________ Current Income                                    ______________ Aggressive Growth
     _______________ Total Return/Conservative Growth

12.  Risk Tolerance (Check one):
     [_] Low Risk      [_] Moderate Risk      [_]High Risk

13.  Did you receive the current Variable Adjustable Life and the Funds Prospectuses for:
     VAL  [_] Yes  [_]  No     VAL Horizon  [_] Yes  [_] No     VAL Second Death  [_] Yes  [_] No

14.  The Fund Prospectuses refer to a Statement of Additional Information. Please indicate below if you would like to request the Statement of Additional Information for the following funds:

     [_] Advantus      [_] Templeton      [_] Janus      [_] Fidelity      [_] Warburg

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For Registered Principal Use Only
Suitability Accepted by Registered Principal ______________________________________________________________ Date_________________


                                                      F. MHC-48654-5 Rev. 2-2002
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